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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 11, 2004
                                                          --------------

                                   Belk, Inc.
                                 --------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


                                    000-26207
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                            (Commission File Number)


                                   56-2058574
                                 --------------
                      (IRS Employer Identification Number)


           2801 West Tyvola Road, Charlotte, North Carolina 28217-4500
           -----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (704) 357-1000
                                                           --------------

                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On March 11, 2004, Belk, Inc. issued a press release announcing the retirement of John M. Belk as chairman and chief executive officer and the election of Thomas M. Belk Jr., H.W. McKay Belk and John R. Belk to new corporate positions.

         A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

         99.1              Press Release dated March 11, 2004.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  March 11, 2004.

                                  Belk, Inc.


                                  By:  /s/ Ralph A. Pitts
                                       -----------------------------------------
                                       Ralph A. Pitts
                                       Executive Vice President, General Counsel
                                       and Secretary



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                                  EXHIBIT INDEX



Exhibit Number and Description


99.1       Press Release dated March 11, 2004.